Exhibit 99.1 Cushman & Wakefield Ltd. Notes and Non-GAAP Financial Measures Notes Use of Non-GAAP Financial Measures     During the periods presented in this supplemental, we had the following adjustments: Adjustments to GAAP Financial Measures Used to Calculate Adjusted EBITDA On April 8, 2026, Cushman & Wakefield Ltd. (the “Company”) made available certain recast historical financial information for quarterly periods within 2024 and 2025. Effective January 1, 2026, the Company will no longer report “service line fee revenue”, as well as the following non-GAAP financial measures: (i) Adjusted EBITDA margin, (ii) Segment operating expenses and (iii) Fee-based operating expenses. The Company also revised the definition of “Cost of gross contract reimbursables” to include reimbursed costs including client-dedicated labor, subcontractor costs and third-party consumables specific to cost-based client contracts. Such costs will now be reported as “Gross contract costs” and comparative periods have been recast to conform with the revised presentation and definition. These costs are presented on a gross basis in total costs and expenses (with the corresponding fees included in revenue) and primarily relate to Services. The changes are intended to better align the Company’s reporting of financial performance with industry competitors and enhance decision making by the Company’s management. In addition, the Company refined the allocation of corporate costs to better align with results from our reportable segments, which impacted previously reported Net income (loss) and Adjusted EBITDA by segment with no impact to consolidated results. The reporting changes have no impact on the Company’s total revenue, consolidated net income (loss), earnings (loss) per share or cash flows for any of the previously reported periods. The following tables have been presented as supplemental financial information to provide investors with a view of historical results based on the new definition of Gross contract costs and new presentation of segment results. This information is unaudited. Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) is considered a “non-GAAP financial measure” under SEC guidelines. Management principally uses this non-GAAP financial measure to evaluate operating performance, develop budgets and forecasts, improve comparability of results and assist our investors in analyzing the underlying performance of our business. This measure is not a measurement recognized under U.S. generally accepted accounting principles (“GAAP”). When analyzing our operating results, investors should use this in addition to, but not as an alternative for, the most directly comparable financial results calculated and presented in accordance with GAAP. Because the Company’s calculation of this non-GAAP financial measure may differ from other companies, our presentation of this measure may not be comparable to similarly titled measures of other companies. The Company believes that this measure provides a more complete understanding of ongoing operations, enhances comparability of current results to prior periods and may be useful for investors to analyze our financial performance. This measure eliminates the impact of certain items that may obscure trends in the underlying performance of our business. The Company believes that this measure is useful to investors for the additional purposes described below. Adjusted EBITDA: We have determined Adjusted EBITDA to be our primary measure of segment profitability pursuant to the Financial Accounting Standards Board's Accounting Standards Codification Topic 280, Segment Reporting , and accordingly, such measure reported on a segment basis is not considered a non-GAAP financial measure. We believe that investors find this measure useful in comparing our operating performance to that of other companies in our industry because these calculations generally eliminate unrealized loss (gain) on investments, net, impairment of investments, loss (gain) on dispositions, net, acquisition related costs, cost savings initiatives, system implementation costs, (gain) loss from insurance proceeds, net of legal fees, non- operating items related to the Cushman Wakefield Greystone LLC (the “Greystone JV”) and other non-recurring items. Adjusted EBITDA also excludes the effects of financings, income taxes and the non-cash accounting effects of depreciation and intangible asset amortization. (Gain) loss from insurance proceeds, net of legal fees represents one-time gains related to certain contingent events, such as insurance recoveries, which are not considered ordinary course and which are only recorded once realized or realizable, net of related legal fees or estimated settlements. We exclude such net gains from the calculation of Adjusted EBITDA to improve the comparability of our operating results for the current period to prior and future periods. Non-operating items related to the Greystone JV reflects certain non-operating activity presented within earnings (loss) from equity method investments related to the Greystone JV for (i) gains recognized from the retention of mortgage servicing rights (“MSRs”) upon the origination and sale of mortgage loans, (ii) increases or decreases in the fair value of the MSRs and (iii) estimated provisions for credit losses related to mortgage loans. This activity is specific to the Greystone JV rather than all of the Company’s equity method investments based on the Greystone JV’s specialized industry, namely, multi-family lending and loan servicing solutions. Starting in the second quarter of 2025, the Company has excluded such activity from the calculation of Adjusted EBITDA as it is non- cash in nature and does not represent the underlying operating performance of the business. This activity is reported entirely within the Americas reportable segment. Unrealized loss (gain) on investments, net represents net unrealized gains and losses on fair value investments. Impairment of investments reflects certain one-time impairment charges related to investments, equity method investments or other assets. Loss (gain) on dispositions, net reflects net gains and losses on the sale or disposition of businesses or investments as well as other transaction costs associated with the sales, which are not indicative of our core operating results given the low frequency of business dispositions by the Company. Acquisition related costs includes certain direct costs incurred in connection with acquiring businesses. Cost savings initiatives primarily reflects severance and other one-time employment-related separation costs related to actions to reduce headcount across select roles to help optimize our workforce given the challenging macroeconomic conditions and operating environment, as well as property lease rationalizations. These actions continued through September 30, 2024. System implementation costs includes costs incurred related to transformative system implementations that may take several years to complete.

Cushman & Wakefield Ltd.
Consolidated Results
($ in millions) (unaudited)

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	2025
Revenue:										
Services	$ 1,550.7	$ 1,561.4	$ 1,569.7	$ 1,621.8	$ 6,303.5	$ 1,603.6	$ 1,668.0	$ 1,737.0	$ 1,812.2	$ 6,820.8
Leasing	387.7	456.5	498.7	630.2	1,973.2	418.4	493.1	544.7	666.7	2,122.9
Capital markets	142.1	163.6	170.0	248.0	723.7	157.9	207.8	205.2	289.0	859.8
Valuation and other	104.3	106.5	105.8	129.5	446.1	104.7	115.0	119.0	145.9	484.7
Total revenue	$ 2,184.8	$ 2,288.0	$ 2,344.2	$ 2,629.5	$ 9,446.5	$ 2,284.6	$ 2,483.9	$ 2,605.9	$ 2,913.8	$ 10,288.2
Costs and expenses:										
Gross contract costs[1]	$ 908.6	$ 940.0	$ 944.3	$ 994.2	$ 3,787.1	$ 979.7	$ 1,031.4	$ 1,088.7	$ 1,139.8	$ 4,239.7
Cost of services provided to clients	923.9	934.8	967.5	1,106.9	3,933.1	920.6	985.2	1,063.3	1,199.5	4,168.5
Total costs of services	1,832.5	1,874.8	1,911.8	2,101.1	7,720.2	1,900.3	2,016.6	2,152.0	2,339.3	8,408.2
Operating, administrative and other	296.0	294.2	314.2	319.7	1,224.1	305.8	318.3	320.6	372.1	1,317.2
Depreciation and amortization	32.5	31.2	28.9	29.6	122.2	26.7	26.2	25.8	25.5	104.2
Restructuring, impairment and related charges	5.0	17.4	14.1	4.6	41.1	6.5	-	-	-	6.1
Total costs and expenses	2,166.0	2,217.6	2,269.0	2,455.0	9,107.6	2,239.3	2,361.1	2,498.4	2,736.9	9,835.7
Operating income	**18.8**	**70.4**	**75.2**	**174.5**	**338.9**	**45.3**	**122.8**	**107.5**	**176.9**	**452.5**
Interest expense, net of interest income	(58.7)	(60.8)	(54.9)	(55.5)	(229.9)	(52.3)	(53.2)	(56.0)	(54.7)	(216.2)
Earnings (loss) from equity method investments	11.7	4.3	12.1	9.3	37.4	11.1	0.2	(8.6)	(171.0)	(168.3)
Other income, net	1.7	3.3	20.6	3.8	29.4	0.9	6.4	2.2	36.7	46.2
Earnings (loss) before income taxes	**(26.5)**	**17.2**	**53.0**	**132.1**	**175.8**	**5.0**	**76.2**	**45.1**	**(12.1)**	**114.2**
Provision for income taxes	2.3	3.7	19.3	19.2	44.5	3.1	18.9	(6.3)	10.3	26.0
Net income (loss)	**$ (28.8)**	**$ 13.5**	**$ 33.7**	**$ 112.9**	**$ 131.3**	**$ 1.9**	**$ 57.3**	**$ 51.4**	**$ (22.4)**	**$ 88.2**
Adjusted EBITDA	**$ 78.1**	**$ 138.9**	**$ 142.5**	**$ 222.3**	**$ 581.9**	**$ 96.2**	**$ 161.7**	**$ 159.6**	**$ 238.7**	**$ 656.2**

General Note: Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

(1) Gross contract costs represents reimbursed client costs including client-dedicated labor, subcontractor costs and third-party consumables. These costs are presented on a gross basis in total costs and expenses (with the corresponding fees in revenue) and primarily relate to Services.

Cushman & Wakefield Ltd.

Segment Results

($ in millions) (unaudited)

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	2025
CONSOLIDATED										
Revenue:										
Services	$ 1,550.7	$ 1,561.4	$ 1,569.7	$ 1,621.8	$ 6,303.5	$ 1,603.6	$ 1,668.0	$ 1,737.0	$ 1,812.2	$ 6,820.8
Leasing	387.7	456.5	498.7	630.2	1,973.2	418.4	493.1	544.7	666.7	2,122.9
Capital markets	142.1	163.6	170.0	248.0	723.7	157.9	207.8	205.2	289.0	859.8
Valuation and other	104.3	106.5	105.8	129.5	446.1	104.7	115.0	119.0	145.9	484.7
Total revenue	**$ 2,184.8**	**$ 2,288.0**	**$ 2,344.2**	**$ 2,629.5**	**$ 9,446.5**	**$ 2,284.6**	**$ 2,483.9**	**$ 2,605.9**	**$ 2,913.8**	**$ 10,288.2**
Gross contract costs[1]	$ 908.6	$ 940.0	$ 944.3	$ 994.2	$ 3,787.1	$ 979.7	$ 1,031.4	$ 1,088.7	$ 1,139.8	$ 4,239.7
Cost of services provided to clients	923.9	934.8	967.5	1,106.9	3,933.1	920.6	985.2	1,063.3	1,199.5	4,168.5
Operating, administrative and other	296.0	294.2	314.2	319.7	1,224.1	305.8	318.3	320.6	372.1	1,317.2
Segment expenses	**2,128.5**	**2,169.0**	**2,226.0**	**2,420.8**	**8,944.3**	**2,206.1**	**2,334.9**	**2,472.6**	**2,711.4**	**9,725.4**
Add: Other segment items[2]	21.8	19.9	24.3	13.6	79.7	17.7	12.7	26.3	36.3	93.4
Adjusted EBITDA	**$ 78.1**	**$ 138.9**	**$ 142.5**	**$ 222.3**	**$ 581.9**	**$ 96.2**	**$ 161.7**	**$ 159.6**	**$ 238.7**	**$ 656.2**
AMERICAS										
Revenue:										
Services	$ 1,167.8	$ 1,183.4	$ 1,170.6	$ 1,183.1	$ 4,705.1	$ 1,186.7	$ 1,202.1	$ 1,271.2	$ 1,303.9	$ 4,964.0
Leasing	305.5	358.3	401.8	494.7	1,560.3	346.3	388.0	443.5	518.0	1,695.8
Capital markets	111.6	132.7	139.0	183.3	566.6	115.9	171.7	161.5	218.9	668.0
Valuation and other	36.1	39.0	39.1	51.8	166.0	39.4	42.3	46.9	54.7	183.3
Total revenue	**$ 1,621.0**	**$ 1,713.4**	**$ 1,750.5**	**$ 1,912.9**	**$ 6,998.0**	**$ 1,688.3**	**$ 1,804.1**	**$ 1,923.1**	**$ 2,095.5**	**$ 7,511.1**
Gross contract costs[1]	$ 770.6	$ 784.2	$ 783.8	$ 806.2	$ 3,144.7	$ 808.6	$ 818.2	$ 886.9	$ 917.9	$ 3,431.6
Cost of services provided to clients	607.4	643.0	662.8	750.8	2,664.1	601.7	675.9	715.6	803.5	2,796.4
Operating, administrative and other	200.1	193.2	209.0	207.0	809.2	211.5	212.6	216.1	231.0	871.4
Segment expenses	**1,578.1**	**1,620.4**	**1,655.6**	**1,764.0**	**6,618.0**	**1,621.8**	**1,706.7**	**1,818.6**	**1,952.4**	**7,099.4**
Add: Other segment items[2]	19.2	13.9	14.2	0.7	47.9	11.1	12.9	19.7	18.3	61.8
Adjusted EBITDA	**$ 62.1**	**$ 106.9**	**$ 109.1**	**$ 149.6**	**$ 427.9**	**$ 77.6**	**$ 110.3**	**$ 124.2**	**$ 161.4**	**$ 473.5**

General Note: Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

[1] Gross contract costs represents reimbursed client costs including client-dedicated labor, subcontractor costs and third-party consumables. These costs are presented on a gross basis in total costs and expenses (with the corresponding fees in revenue) and primarily relate to Services.

[2] Other segment items include earnings (loss) from equity method investments, as well as certain non-GAAP adjustments for unusual, non-recurring or non-operating items used to calculate Adjusted EBITDA.

Cushman & Wakefield Ltd.
Segment Results (continued)
($ in millions) (unaudited)

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	2025
EMEA										
Revenue:										
Services	$ 109.1	$ 107.6	$ 106.6	$ 131.5	$ 454.7	$ 105.0	$ 129.5	$ 131.2	$ 154.3	$ 519.9
Leasing	53.7	54.0	50.7	68.9	227.3	39.4	61.7	58.1	80.0	239.2
Capital markets	15.6	19.2	20.2	36.6	91.5	18.0	23.7	24.3	43.6	109.6
Valuation and other	44.0	41.1	42.4	52.2	179.7	42.6	44.9	46.5	62.8	196.8
Total revenue	**$ 222.4**	**$ 221.9**	**$ 219.9**	**$ 289.2**	**$ 953.2**	**$ 205.0**	**$ 259.8**	**$ 260.1**	**$ 340.7**	**$ 1,065.5**
Gross contract costs[(1)]	$ 32.1	$ 33.0	$ 33.2	$ 43.1	$ 141.5	$ 33.9	$ 37.5	$ 37.3	$ 44.0	$ 152.7
Cost of services provided to clients	125.2	117.1	113.4	139.0	494.7	116.0	134.0	142.9	176.0	569.0
Operating, administrative and other	54.1	56.0	60.2	71.6	241.8	52.2	47.6	62.8	86.1	248.6
Segment expenses	**211.4**	**206.1**	**206.8**	**253.7**	**878.0**	**202.1**	**219.1**	**243.0**	**306.1**	**970.3**
Add: Other segment items[(2)]	(0.2)	(1.0)	1.0	5.9	5.9	0.8	(6.5)	2.9	14.8	12.1
Adjusted EBITDA	**$ 10.8**	**$ 14.8**	**$ 14.1**	**$ 41.4**	**$ 81.1**	**$ 3.7**	**$ 34.2**	**$ 20.0**	**$ 49.4**	**$ 107.3**
APAC										
Revenue:										
Services	$ 273.8	$ 270.4	$ 292.5	$ 307.2	$ 1,143.7	$ 311.9	$ 336.4	$ 334.6	$ 354.0	$ 1,336.9
Leasing	28.5	44.2	46.2	66.6	185.6	32.7	43.4	43.1	68.7	187.9
Capital markets	14.9	11.7	10.8	28.1	65.6	24.0	12.4	19.4	26.5	82.2
Valuation and other	24.2	26.4	24.3	25.5	100.4	22.7	27.8	25.6	28.4	104.6
Total revenue	**$ 341.4**	**$ 352.7**	**$ 373.8**	**$ 427.4**	**$ 1,495.3**	**$ 391.3**	**$ 420.0**	**$ 422.7**	**$ 477.6**	**$ 1,711.6**
Gross contract costs[(1)]	$ 105.9	$ 122.8	$ 127.3	$ 144.9	$ 500.9	$ 137.2	$ 175.7	$ 164.5	$ 177.9	$ 655.4
Cost of services provided to clients	191.3	174.7	191.3	217.1	774.3	202.9	175.3	204.8	220.0	803.1
Operating, administrative and other	41.8	45.0	45.0	41.1	173.1	42.1	58.1	41.7	55.0	197.2
Segment expenses	**339.0**	**342.5**	**363.6**	**403.1**	**1,448.3**	**382.2**	**409.1**	**411.0**	**452.9**	**1,655.7**
Add: Other segment items[(2)]	2.8	7.0	9.1	7.0	25.9	5.8	6.3	3.7	3.2	19.5
Adjusted EBITDA	**$ 5.2**	**$ 17.2**	**$ 19.3**	**$ 31.3**	**$ 72.9**	**$ 14.9**	**$ 17.2**	**$ 15.4**	**$ 27.9**	**$ 75.4**

General Note: Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

[(1)] Gross contract costs represents reimbursed client costs including client-dedicated labor, subcontractor costs and third-party consumables. These costs are presented on a gross basis in total costs and expenses (with the corresponding fees in revenue) and primarily relate to Services.

[(2)] Other segment items include earnings (loss) from equity method investments, as well as certain non-GAAP adjustments for unusual, non-recurring or non-operating items used to calculate Adjusted EBITDA.

Cushman & Wakefield Ltd.

Reconciliation of Net income (loss) to Adjusted EBITDA

($ in millions) (unaudited)

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	2025
Net income (loss)	$ (28.8)	$ 13.5	$ 33.7	$ 112.9	$ 131.3	$ 1.9	$ 57.3	$ 51.4	$ (22.4)	$ 88.2
Adjustments:										
Depreciation and amortization	32.5	31.2	28.9	29.6	122.2	26.7	26.2	25.8	25.5	104.2
Interest expense, net of interest income	58.7	60.8	54.9	55.5	229.9	52.3	53.2	56.0	54.7	216.2
Provision for (benefit from) income taxes	2.3	3.7	19.3	19.2	44.5	3.1	18.9	(6.3)	10.3	26.0
Unrealized loss (gain) on investments, net	1.0	0.7	(0.9)	-	0.8	0.7	(0.3)	0.3	(26.8)	(26.1)
Impairment of investments	-	-	-	-	-	6.5	-	-	177.0	183.5
Loss (gain) on dispositions, net	-	14.0	5.5	(1.1)	18.4	-	-	-	1.1	1.1
Acquisition related costs	-	-	-	-	-	0.4	-	-	0.4	0.8
Cost savings initiatives	7.2	10.2	11.5	-	28.9	-	-	-	-	-
System implementation costs	-	-	-	-	-	-	2.3	1.6	1.7	5.6
(Gain) loss from insurance proceeds, net of legal fees	-	-	(16.5)	-	(16.5)	-	-	2.7	-	2.7
Non-operating items related to the Greystone JV	-	-	-	-	-	-	10.6	24.0	2.8	37.4
Other	5.2	4.8	6.1	6.2	22.4	4.6	(6.5)	4.1	14.4	16.6
Adjusted EBITDA	**$ 78.1**	**$ 138.9**	**$ 142.5**	**$ 222.3**	**$ 581.9**	**$ 96.2**	**$ 161.7**	**$ 159.6**	**$ 238.7**	**$ 656.2**

General Note: Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.